As filed with the Securities and Exchange Commission on November 17, 2010
                              Registration No. 333-

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                            INKSURE TECHNOLOGIES INC.
             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                      84-1417774
    (State or Other Jurisdiction of                      (I.R.S. Employer
    Incorporation or Organization)                      Identification No.)

                   P.O. BOX 7006, AUDUBON, PENNSYLVANIA 19407
           (Address of Principal Executive Offices including zip code)

        INKSURE TECHNOLOGIES INC. 2002 EMPLOYEE, DIRECTOR AND CONSULTANT
                               STOCK OPTION PLAN
                            (Full Title of the Plan)

                                    Tal Gilat
                          c/o InkSure Technologies Inc.
                   P.O. Box 7006 Audubon, Pennsylvania 19407,
                                +972-8-936-5583.
            (Name, Address and Telephone Number of Agent For Service)

                                    COPY TO:
                               Yair Estline, Esq.
                                   ZAG/S&W LLP
                        41-45 Rothschild Blvd., Beit Zion
                              Tel-Aviv Israel 65784
                                 +972-3-795-5555

                                   ----------

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a small reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer [_]                     Accelerated filer          [_]
Non-accelerated filer   [_]                     Smaller reporting company  [X]
(Do not check if a smaller reporting company)

                         CALCULATION OF REGISTRATION FEE

                                              PROPOSED MAXIMUM   PROPOSED MAXIMUM        AMOUNT OF
   TITLE OF SECURITIES TO     AMOUNT TO BE     OFFERING PRICE   AGGREGATE OFFERING     REGISTRATION
       BE REGISTERED          REGISTERED(1)     PER SHARE(2)         PRICE(2)               FEE
   ----------------------     ------------    ----------------   ----------------        ---------
Common Stock, $0.01 par
value per share                 6,500,000          $0.15             $975,000             $69.52

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     (1) In accordance with Rule 416 under the Securities Act of 1933, this registration statement shall be deemed to cover any additional securities that may from time to time be offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

     (2) The proposed maximum offering price per share and the proposed maximum aggregate offering price have been estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rules 457(c) and 457(h) under the Securities Act of 1933 on the basis of the average of high and low sales prices of our common stock as quoted on the Over-the-Counter Bulletin Board as of a date within five business days prior to the filing of this Registration Statement, or November 17, 2010.

The prospectus meeting the requirements of Section 10(a) of the Securities Act of 1933, as amended, which is being provided to participants in the InkSure Technologies Inc. 2002 Employee, Director and Consultant Stock Option Plan (the "Plan") in conjunction with this registration statement also relates to the shares registered under the Registration Statement on Form S-8 dated December 7, 2005 (File No. 333-130168).

            REGISTRATION OF ADDITIONAL SECURITIES - EXPLANATORY NOTE

We are filing this registration statement to register an additional 6,500,000 shares of our Common Stock for issuance under the Plan. The increase in the number of shares authorized for issuance under the Plan was approved by our stockholders at our 2010 annual meeting held on September 21, 2010. On December 7, 2005, we filed a registration statement on Form S-8 (Reg. No. 333-130168) (the "Prior Registration Statement") covering 3,500,000 shares of our common stock authorized for issuance under the original version of the Plan with the Securities and Exchange Commission (the "Commission"). Pursuant to General Instruction E to Form S-8, the contents of the Prior Registration Statement are incorporated herein by reference, except for Item 3, Item 8 and Item 9 of Part II of the Prior Registration Statement, which are being updated by this registration statement.

           PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following additional documents, which have been filed by us with the Securities and Exchange Commission (the "Commission"), are incorporated by reference in and made a part of this registration statement, as of their respective dates:

(a) Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed on February 26, 2010;

(b) Our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2010, filed on May 4, 2010, for the quarter ended June 30, 2010, filed on July 30, 2010, and for the quarter ended September 30, 2010, filed on November 15, 2010;

(c) Our Current Reports on Form 8-K filed on January 21, 2010, February 16, 2010, March 8, 2010, March 16, 2010, June 4, 2010, July 26, 2010, September 14,
2010 and September 24, 2010; and

(d) The description of our common stock contained in the Registration Statement on Form SB-2 (File No. 333-128946) filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents.


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


     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement herein, or in any subsequently filed document which also is or is deemed to be incorporated by reference, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 8. EXHIBITS.

The following exhibits are filed as part of this registration statement:

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

4.1            Certificate of Incorporation of InkSure Technologies Inc.
               (INCORPORATED BY REFERENCE TO THE REGISTRANT'S CURRENT REPORT ON FORM 8-K, FILED ON JULY 22, 2003).

4.2 Certificate of Amendment of Certificate of Incorporation of InkSure Technologies Inc. (INCORPORATED BY REFERENCE TO THE REGISTRANT'S CURRENT REPORT ON FORM 8-K, FILED ON SEPTEMBER 24,
               2010).

4.3 By-Laws of InkSure Technologies Inc. (INCORPORATED BY REFERENCE TO THE REGISTRANT'S CURRENT REPORT ON FORM 8-K, FILED ON JULY 22,
               2003).

4.4            Amendment to the By-Laws of InkSure Technologies Inc.
               (INCORPORATED BY REFERENCE TO THE REGISTRANT'S CURRENT REPORT ON FORM 8-K, FILED ON APRIL 4, 2008).

5.1            Opinion of ZAG/S&W LLP.*

23.1 Consent of ZAG/S&W LLP (CONTAINED IN THE OPINION OF ZAG/S&W LLP FILED HEREWITH AS EXHIBIT 5.1).

23.2 Consent of Brightman Almagor & Co., Certified Public Accountants, a member firm of Deloitte Touche Tohmatsu.*

24 Powers of Attorney (INCLUDED IN THE SIGNATURE PAGE TO THIS REGISTRATION STATEMENT).

99.1 InkSure Technologies Inc. 2002 Employee, Director and Consultant Stock Option Plan. (INCORPORATED BY REFERENCE TO THE REGISTRANT'S QUARTERLY REPORT ON FORM 10-QSB, FILED ON NOVEMBER 14, 2002).

99.2 Amendment No.1 to InkSure Technologies Inc. 2002 Employee, Director and Consultant Stock Option Plan. (INCORPORATED BY REFERENCE TO THE REGISTRANT'S CURRENT REPORT ON FORM 8-K, FILED ON SEPTEMBER 24, 2010).

99.3 Amendment No.2 to InkSure Technologies Inc. 2002 Employee, Director and Consultant Stock Option Plan. (INCORPORATED BY REFERENCE TO THE REGISTRANT'S CURRENT REPORT ON FORM 8-K, FILED ON SEPTEMBER 24, 2010).

----------
* filed herewith


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


ITEM 9. UNDERTAKINGS.

(a) The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that Paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 17th day of November, 2010.

                                   INKSURE TECHNOLOGIES INC.

                                   By: /s/ Tal Gilat
                                   -----------------
                                   Name: Tal Gilat
                                   Title: President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-8 has been signed below by the following persons in the capacities and on the dates indicated. The undersigned officers and directors of the registrant hereby severally constitute and appoint Tal Gilat, and Dadi Avner each of them acting singly, our true and lawful attorneys to sign for us and in our names in the capacities indicated below any and all amendments or supplements, to this registration statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, granting unto each of said attorneys, acting singly, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming our signatures to said amendments to this registration statement signed by our said attorneys and all else that said attorneys may lawfully do and cause to be done by virtue hereof.

          SIGNATURE                                 TITLE                                DATE
/s/ Tal Gilat
-----------------------
TAL GILAT                           PRESIDENT AND CHIEF EXECUTIVE OFFICER          NOVEMBER 10, 2010

/s/ Yaron Meerfeld
-----------------------
YARON MEERFELD                      CHIEF OPERATING OFFICER AND DIRECTOR           NOVEMBER 10, 2010

/s/ David (Dadi) Avner
-----------------------
DAVID (DADI) AVNER                         CHIEF FINANCIAL OFFICER                 NOVEMBER 10, 2010

/s/ Jonathan Bettsack
-----------------------
JONATHAN BETTSACK                                 DIRECTOR                         NOVEMBER 10, 2010

/s/ Gadi Peleg
-----------------------
GADI PELEG                         CHAIRMAN OF THE BOARD OF DIRECTORS AND          NOVEMBER 10, 2010
                                                  DIRECTOR
/s/ Alon Raich
-----------------------
ALON RAICH                                        DIRECTOR                         NOVEMBER 10, 2010

/s/ David W. Sass
-----------------------
DAVID W. SASS                                     DIRECTOR                         NOVEMBER 10, 2010

/s/ Pierre Schoenheimer
-----------------------
PIERRE SCHOENHEIMER                               DIRECTOR                         NOVEMBER 10, 2010


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